UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2018

WELLNESS CENTER USA, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

2500 W. Higgins Road, Ste. 780, Hoffman Estates, IL 60169

(Address of Principal Executive Offices)

(847) 925-1885

(Issuer Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2018, Wellness Center USA, Inc. (“WCUI”) and its wholly-owned subsidiary, Psoria-Shield, Inc. (“PSI”), entered into a Joint Venture Agreement, effective as of November 15, 2018, with PSI Gen 2 Funding, Inc. (“GEN2”), an Illinois corporation, to further development, marketing, licensing and/or sale of PSI technology and products. The Joint Venture will be conducted through NEO PHOTOTHERAPY, LLC, a recently formed Illinois limited liability company (“NEO”), with principal offices and records to be maintained at WCUI’s offices.

PSI and GEN2 will be the members of NEO, owning 58.5% and 28.0%, respectively, of the limited liability interests (“Units”) issued in connection with the organization of NEO. An additional 13.5% of such Units will be reserved for issuance as incentives for key employees and consultants retained from time to time by NEO in connection with the Venture. PSI and GEN2 will manage NEO’s day-to-day operations. PSI will contribute PSI Technology to NEO and GEN2 will contribute $700,000.00, through the period ending January 31, 2019. Repayment of the $700,000.00 investment by GEN2 will begin through and upon the date which NEO has realized and retained cumulative Net Income/Distributable Cash in the amount of $300,000.00. Distributions thereafter will be made to PSI, GEN2 and other members in proportion to their respective Unit ownership, at the times and in the manner determined from time to time by the managers, in their sole discretion.

GEN2 consists of accredited investors, and investment participation from several WCUI officers and directors, including Calvin R. O’Harrow and Roy M. Harsch. The attached Joint Venture Agreement is the legal document governing the terms of the transactions and is qualified in its entirety by reference in Exhibit 10.9.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell Company Transaction. Not applicable.

(d)	Exhibits.

10.9	Joint Venture Agreement dated as of November 15, 2018 by and between Wellness Center USA, Inc., Psoria-Shield, Inc., and PSI Gen 2 Funding, Inc. (“GEN2”).

* Exhibits and schedules have been omitted pursuant to Item 601 (b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any omitted exhibits and schedules upon request by the SEC.

EXHIBIT INDEX

Exhibit No.	Description

10.9	Joint Venture Agreement dated as of November 15, 2018 by and between Wellness Center USA, Inc., Psoria-Shield, Inc., and PSI Gen 2 Funding, Inc. (“GEN2”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: November 21, 2018	By:	/s/ Calvin R. O’Harrow
Calvin R. O’Harrow
President, CEO